                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Occidental Petroleum Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                      Notice of
            1999 Annual Meeting
            of Stockholders and
                Proxy Statement


                          (LOGO) OCCIDENTAL  PETROLEUM  CORPORATION



                                                                  March 16, 1999

                                 Dear Stockholders:

                                 On behalf of the Board of Directors, it is my pleasure to invite you to Occidental's 1999
-------------------------------  Annual Meeting of Stockholders, which will be held on Friday, April 30, 1999, at the Santa
                                 Monica Civic Auditorium, 1855 Main Street,
                                 Santa Monica, California.
         FRIDAY, APRIL 30, 1999
  Santa Monica Civic Auditorium  Attached is the Notice of Meeting and the Proxy
               1855 Main Street Statement, which describes in detail the Santa Monica, California matters on which you are being asked to vote.
                                 These matters include electing eight directors, ratifying the selection of independent public accountants, amending Occidental's Restated Certificate of Incorporation, reapproving Occidental's 1995 Incentive Stock Plan, as proposed to be amended, and transacting any
                  MEETING HOURS other business that properly comes before the Auditorium Opens 9:30 A.M. meeting, including any stockholder proposals.
             Meeting 10:30 A.M.
                                 Also enclosed are an Annual Letter to
                                 Stockholders, in which senior management discusses highlights of the year, and Occidental's Annual Report on Form 10-K. As in the past, at the meeting, there will be a report on operations and an opportunity to ask questions.

                                 Whether you plan to attend the meeting or not, I encourage you to promptly complete and return the enclosed proxy card so that your shares will be represented and properly voted at the meeting.

                                 Sincerely yours,



                                 Dr. Ray R. Irani, Chairman and Chief Executive Officer

                        OCCIDENTAL PETROLEUM CORPORATION
            10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
                                  o    o    o
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

TO OUR STOCKHOLDERS:
----------------------------------------------------------

     Occidental's 1999 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, April 30, 1999, at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California.

     At the meeting, stockholders will act on the following matters:

1. Election of eight directors;

2. Ratification of independent public accountants;

3. Amendment of the Restated Certificate of Incorporation with respect to the number of directors;

4. Approval of the 1995 Incentive Stock Plan, as proposed to be amended; and

5. Consideration of other matters properly brought before the meeting, including stockholders proposals. The Board of Directors knows of two stockholder proposals that may be presented.

     These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4 and AGAINST Items 5 and 6 as listed on the proxy card.

     Stockholders of record at the close of business on March 5, 1999, are entitled to receive notice of and to vote at the meeting.

     Whether you plan to attend or not, it is important that you read the Proxy Statement, complete, sign and date the attached proxy card and promptly return it in the enclosed postage-prepaid envelope. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

     Sincerely,

 /s/ DONALD P. DE BRIER
     Donald P. de Brier

     Executive Vice President,
     General Counsel and Secretary

PROXY
STATEMENT
TABLE OF
CONTENTS
--------------
General Information                         1
Corporate Governance Policies               2
Election of Directors                       4
  Information Regarding the Board of
     Directors and its Committees           8
  Certain Relations and Related
     Transactions                           9
  Certain Legal Proceedings                 9
  Section 16(a) Beneficial Ownership
     Reporting Compliance                   9
Security Ownership of Certain Beneficial
  Owners and Management                    10
Executive Compensation                     11
  Compensation Tables                      11
  Employment Agreements                    14
  Report of the Compensation Committee     16
  Performance Graph                        19
Ratification of the Selection of
  Independent Public Accountants           20
Approval of the Amendment to the
  Restated Certificate of Incorporation    20
Approval of the 1995 Incentive Stock
  Plan, as proposed to be amended          20
Stockholder Proposals                      24
Stockholder Proposals for the 2000
  Annual Meeting Of Stockholders           27
Annual Report                              27
Exhibit A - Proposed Amendment to
  Restated Certificate of Incorporation   A-1
Exhibit B - 1995 Incentive Stock Plan,
  as proposed to be amended               B-1

                        OCCIDENTAL PETROLEUM CORPORATION
            10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
                                  o    o    o
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                              GENERAL INFORMATION
                                  o    o    o

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on April 30, 1999 and at any adjournment of the meeting.

VOTING RIGHTS

     This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 16, 1999, to each stockholder of record as of the close of business March 5, 1999, which is the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. As of the record date, Occidental had outstanding and entitled to vote shares of common stock. A majority of outstanding shares must be represented at the meeting, in person or by proxy, to constitute a quorum and to transact business. The record holder of each share of common stock entitled to vote at the meeting will have one vote for each share held. Stockholders may not cumulate their votes.

VOTE REQUIRED

     Directors are elected by a plurality of votes cast, with broker nonvotes being disregarded. The majority of the outstanding shares of common stock must be voted FOR to approve the amendment of the Restated Certificate of Incorporation. A majority of the shares of common stock represented at the meeting and entitled to vote must vote FOR to approve all other matters. Abstentions and broker nonvotes have the same effect as votes against on matters other than the election of directors.

VOTING OF PROXIES

     The Board of Directors has designated Drs. Ray R. Irani and Dale R. Laurance and Mr. Aziz D. Syriani, and each of them with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted FOR all nominees, FOR the ratification of the independent accountants, FOR the Amendment of the Restated Certificate of Incorporation, FOR the Approval of the 1995 Incentive Stock Plan, as proposed to be amended, and AGAINST each of the stockholder proposals. In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of Drs. Irani and Laurance and Mr. Syriani on any other matter presented at the meeting in accordance with Occidental's By-laws.

CONFIDENTIAL VOTING

     It is Occidental's policy that all proxies, ballots and other voting materials be kept confidential, except where disclosure may be required by applicable law or is expressly requested by the stockholder, where stockholders write comments on the proxy forms or in connection with a contested proxy solicitation.

REVOKING A PROXY

     Proxies may be revoked before being used to vote the shares at the meeting by filing a revocation with the Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION EXPENSES

     Expense of this solicitation will be paid by Occidental. Georgeson & Company Inc. has been retained to solicit proxies and assist in distribution and collection of proxy material for a fee estimated at $15,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of the common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

                              CORPORATE GOVERNANCE

                                    POLICIES
                                  o    o    o

     Over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies described below. The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Occidental's corporate governance policies, principles and guidelines are intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental's directors and officers.

BOARD STRUCTURE AND OPERATION:
----------------------------------------------------------

SIZE OF THE BOARD: In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain Committees be composed entirely of Independent Directors.

DIRECTOR CRITERIA: Independent Directors (as defined below) will comprise at least two-thirds of the members of the Board.

INDEPENDENT DIRECTOR: An "Independent Director" is a director who:

- Has not been employed by Occidental in any executive capacity within the last five years;

- Has not received during the current year or any of the three preceding years, remuneration, other than de minimis remuneration, as a result of services as an advisor, consultant or legal counsel to Occidental or any member of senior management or was a significant customer or supplier of Occidental;

- Has no personal service contract with Occidental or a member of senior management;

- Is not employed by a company where an executive officer of Occidental is a director;

- Has not had a business relationship required to be disclosed under SEC regulations other than for service as a director or for which no more than de minimis remuneration was received in any one year;

- Is not affiliated with a not-for-profit entity that receives significant contributions from Occidental;

- Has not had any of the relationships described above with an affiliate of Occidental; and

- Is not a member of the immediate family of any person described above.

TENURE: Each director will be elected for a term of one year

RETIREMENT: No person 72 or older will be elected a director.

DIRECTOR COMPENSATION: Compensation for directors shall promote ownership of Occidental's stock to align the interests of directors and stockholders. For 1999, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, each director receives a grant of 250 shares of common stock, plus an additional 200 shares of common stock for each committee chaired, in addition to the cash retainer described below under "Information about the Board of Directors and its Committees".

EXECUTIVE SESSIONS: The Independent Directors will hold an executive session at least once a year at which employee directors are not present.

BOARD ADVISORS: The Committees of the Board shall have standing authorization, on their own decision, to retain legal or other advisors of their choice, which advisors shall report directly to the Committee that retained them.

LEAD INDEPENDENT DIRECTOR: The Board has designated a Lead Independent Director to coordinate the activities of the Independent Directors and, in addition, to perform the following duties:

- Advise the Chairman as to an appropriate schedule of Board meetings and the receipt of information from management;

- Provide the Chairman with input on agendas for the Board and Committee meetings;

- Recommend to the Chairman the retention of consultants who report directly to the Board;

- Assist in assuring compliance with the corporate governance policies and recommend revisions to the policies;

- Coordinate, develop the agenda for and moderate executive sessions of the Independent Directors;

- Evaluate, along with the members of the Compensation Committee and the full Board, the Chief Executive Officer's performance; and

- Recommend to the Chairman the membership of the various Board Committees.

MEMBERSHIP OF COMMITTEES: The Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee will be comprised entirely of Independent Directors.

BOARD DIVERSITY: The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

MEETINGS: The Board will hold at least six regularly scheduled meetings each year.

PERFORMANCE CRITERIA: The Board will establish performance criteria for itself and, on a regular basis, will evaluate each director and the overall Board. Board evaluation will include an assessment of whether the Board has the necessary diversity of skills, backgrounds, experiences, etc. to meet Occidental's needs. Individual director evaluations will include high standards for in-person attendance at Board and Committee meetings and consideration of absences.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE: The following guidelines govern the conduct of the Nominating and Corporate Governance Committee:

- In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will make recommendations to the Board concerning the size and needs of the Board.

- In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will consider candidates to fill vacant Board positions. Candidates will be selected for their character, judgment, business experience, time commitment and acumen.

- The Committee will meet with each prospective new Board nominee and then will decide whether or not such individual shall be nominated for membership to the Board. Final approval shall be determined by the full Board.

- In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will be responsible for the periodic review and interpretation of the corporate governance policies and these guidelines, as well as consideration of other corporate governance issues that, from time to time, merit consideration by the entire Board.

- The Committee will considers policies relating to the Board and directors, including committee structure and size, share ownership and retirement and resignation.

COMPENSATION PRINCIPLES: The following principles govern all compensation paid by Occidental to directors, officers and employees:

- Compensation arrangements shall emphasize pay for performance and encourage retention of those employees who enhance Occidental's performance;

- Compensation arrangements shall promote ownership of Occidental's stock to align the interests of management and stockholders;

- Compensation arrangements shall maintain an appropriate balance between base salary and long-term and annual incentive compensation;

- In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

- Cash incentive compensation plans for senior executives shall link pay to achievement of financial goals set in advance by the Compensation Committee;

- The Compensation Committee shall set annual and long-term performance goals for the Chairman of the Board and Chief Executive Officer and evaluate his performance against such goals and the performance of the Company's peer companies; and

- The Compensation Committee shall meet at least once a year in executive session, without the Chief Executive Officer.

OTHER GOVERNANCE MEASURES
----------------------------------------------------------

ANTI-TAKEOVER MEASURES: Occidental does not have a poison pill, classified board or similar anti-takeover devices.

CONFIDENTIAL VOTING: All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation or if a stockholder writes a comment on a proxy card or ballot.

CODE OF BUSINESS CONDUCT: On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures. The Audit Committee is responsible for monitoring compliance with the Code of Business Conduct.

                             ELECTION OF DIRECTORS
                                  o    o    o

     Unless otherwise specified on the proxy card, proxies received will be voted FOR Drs. Ray R. Irani and Dale R. Laurance, Messrs. Ronald W. Burkle, Edward P. Djerejian, John E. Feick, Irwin W. Maloney and Aziz D. Syriani and Miss Rosemary Tomich to serve for one-year terms expiring at the 2000 annual meeting, and until their successors are elected and qualified. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following biographical information is furnished with respect to each of the eight nominees for election at the 1999 annual meeting and for each of the other four directors whose terms will continue after the 1999 annual meeting.

                       NOMINEES FOR TERM EXPIRING IN 2000
                                ---------------

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         RONALD W. BURKLE, 46

                                         Mr. Burkle is the Managing Partner and
                                         majority owner of The Yucaipa
                                         Companies, a private investment firm
                                         and the controlling shareholder of Cala
                                         Foods, Dominick's Finer Foods, Inc. and
                                         Falley's. Mr. Burkle is Chairman of
                                         Fred Meyer, Inc. Mr. Burkle is also a
                                         director of Kaufman and Broad Home
                                         Corporation.

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         EDWARD P. DJEREJIAN, 60

                                         Ambassador Djerejian has been founding
                                         Director of the James A. Baker III
                                         Institute for Public Policy at Rice
                                         University since 1994. Before that, he
                                         had a career in foreign service that
                                         included serving as United States
                                         Ambassador to Israel from 1993 to 1994,
                                         as Assistant Secretary of State for
                                         Near Eastern Affairs from 1991 to 1993
                                         and as U.S. Ambassador to the Syrian
                                         Arab Republic from 1988 to 1991.
                                         Ambassador Djerejian is also a director
                                         of GLG Universal Investments.

                                         Director since 1996

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         JOHN E. FEICK, 55

                                         Since 1995, Mr. Feick is President,
                                         Chief Executive Officer and a major
                                         stockholder of Matrix Solutions Inc., a
                                         provider of environmental remediation
                                         and reclamation services. He is also
                                         chairman and a partner in Kemex
                                         Engineering Services, Ltd., which
                                         offers engineering and design services
                                         to the petrochemical, refining and gas
                                         processing industries. He was president
                                         and chief operating officer of Novacor
                                         Chemicals, a subsidiary of Nova
                                         Corporation, from 1984 to 1994. Mr.
                                         Feick is also a director of Canadian
                                         Occidental Petroleum Ltd., Fort Chicago
                                         Energy Partners L.P. and Canadian
                                         Chemical Reclaiming Ltd.

                                         Director since 1998

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         DR. RAY R. IRANI, 64

                                         Dr. Irani has been Chairman and Chief
                                         Executive Officer of Occidental since
                                         1990 and a director since 1984. He
                                         served as President from 1984 until
                                         July 1996. From 1984 to 1990, he was
                                         Chief Operating Officer. Since 1987, he
                                         has been Chairman of the Board of
                                         Directors of Canadian Occidental
                                         Petroleum Ltd. Dr. Irani is also a
                                         director of Cedars Bank and Kaufman and
                                         Broad Home Corporation.

                                         Director since 1984

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         DR. DALE R. LAURANCE, 53

                                         Dr. Laurance has been President of
                                         Occidental since 1996 and Senior
                                         Operating Officer and a director of
                                         Occidental since 1990. Since 1999, he
                                         has been President and Chief Executive
                                         Officer of Occidental Oil and Gas
                                         Corporation. He is also a director of
                                         Canadian Occidental Petroleum Ltd.,
                                         Jacobs Engineering Group Inc., and
                                         Leslie's Poolmart Inc.

                                         Director since 1990

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         IRVIN W. MALONEY, 68

                                         From 1992 until his retirement in 1998,
                                         Mr. Maloney was President and Chief
                                         Executive Officer of Dataproducts
                                         Corporation, which designs,
                                         manufactures and markets printers and
                                         supplies for computers.

                                         Director since 1994

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         AZIZ D. SYRIANI, 56

                                         Mr. Syriani has served since 1978 as
                                         the President and Chief Operating
                                         Officer of The Olayan Group, a
                                         diversified trading, services and
                                         investment organization with activities
                                         and interests in the Middle East and
                                         elsewhere. Mr. Syriani is also a
                                         director of The Credit Suisse Group.

                                         Director since 1983

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         ROSEMARY TOMICH, 61

                                         Miss Tomich has been owner of the Hope
                                         Cattle Company since 1958 and the A. S.
                                         Tomich Construction Company since 1970.
                                         She is also Chairman of the Board of
                                         Directors and Chief Executive Officer,
                                         Livestock Clearing, Inc. Miss Tomich is
                                         also a member of the Advisory Board of
                                         the University of Southern California
                                         School of Business Administration and a
                                         Trustee of the UCLA Foundation.

                                         Director since 1980

                              CONTINUING DIRECTORS
                                ---------------

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         JOHN S. CHALSTY, 65

                                         Mr. Chalsty has been Chairman of
                                         Donaldson, Lufkin & Jenrette, Inc., an
                                         investment banking firm, since 1996 and
                                         served as President and Chief Executive
                                         Officer from 1986 to 1996. He is also a
                                         director of The Equitable Companies,
                                         Sappi, Ltd. and IBP, Inc.

                                         Director since 1996
                                         Term expires 2000

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         J. ROGER HIRL, 67

                                         Mr. Hirl has been President and Chief
                                         Operating Officer of Occidental
                                         Chemical Corporation since 1983 and its
                                         Chief Executive Officer since 1991 and
                                         an Executive Vice President of
                                         Occidental since 1984. He is also a
                                         director of the Armand Products
                                         Company.

                                         Director since 1988
                                         Term expires 2000

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         JOHN W. KLUGE, 84

                                         Mr. Kluge is Chairman of the Board and
                                         President of Metromedia Company, an
                                         investment partnership with interests
                                         in telecommunications, food services,
                                         robotic painting and computer software.
                                         Mr. Kluge is also a director of
                                         Metromedia International Group, Inc.,
                                         Conair Corporation, PON Holding Corp.
                                         and Metromedia Steakhouses Company, LP.

                                         Director since 1984
                                         Term expires 2000

--------------------------------------------------------------------------------

[PHOTOGRAPH]
                                         RODOLFO SEGOVIA, 62

                                         Currently a visiting Professor of
                                         Management at Lehigh University, Mr.
                                         Segovia was the President and Chief
                                         Executive Officer of Polipropileno del
                                         Caribe, S.A., a manufacturer of
                                         polypropylene, from 1996 to 1998. He is
                                         also on the Executive Committee and,
                                         from 1994 to 1996, was a Managing
                                         Partner of Inversiones Sanford S.A.,
                                         which has interests in wire
                                         manufacture, stabilizers and specialty
                                         chemicals. From 1990 to 1993, Mr.
                                         Segovia was a Senator of the Republic
                                         of Colombia.

                                         Director since 1994
                                         Term expires 2000

        INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
--------------------------------------------------------------------------------

              EXECUTIVE COMMITTEE                   ENVIRONMENT, HEALTH & SAFETY COMMITTEE
          Dr. Ray R. Irani (chairman)                          George O. Nolley
             Dr. Dale R. Laurance                               Rodolfo Segovia
                Aziz D. Syriani                           Rosemary Tomich (chairman)
                Rosemary Tomich
                                                             INVESTMENT COMMITTEE
                AUDIT COMMITTEE                                George O. Nolley
               Irvin W. Maloney                           Aziz D. Syriani (chairman)
          George O. Nolley (chairman)                           Rosemary Tomich
                Rosemary Tomich
                                                 NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
            COMPENSATION COMMITTEE                              John S. Chalsty
                John S. Chalsty                           Aziz D. Syriani (chairman)
               Irvin W. Maloney                                 Rosemary Tomich
          George O. Nolley (chairman)
                Rosemary Tomich

--------------------------------------------------------------------------------

     The Board of Directors held six regular meetings during 1998. Each director, except Mr. Kluge, attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member.

     In 1998, the Board of Directors had six standing committees: Executive; Audit; Compensation; Nominating; Environmental, Health and Safety; and Investment. The general duties of these committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

     The Executive Committee, to the extent permitted by law, exercises the powers of the Board of Directors with respect to the management of the business and affairs of Occidental between meetings of the Board of Directors. The Executive Committee held one meeting during 1998 and acted twice by unanimous written consent in lieu of a meeting.

     The Audit Committee recommends the firm of independent public accountants to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries; discusses the scope and results of the audit with the independent public accountants; discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the accountants and with management; reviews all reports of internal audits submitted to the Audit Committee and management's responses thereto; reviews the appointment of the senior internal auditing executive; and oversees all matters relating to Occidental's compliance program. The Audit Committee held 11 meetings in 1998.

     The Compensation Committee administers Occidental's stock-based compensation plans, including selecting participants, making grants and setting performance targets; periodically reviews the performance of the plans and their rules; reviews and approves the annual salaries, bonuses and other benefits of all executive officers of the corporation; reviews new executive compensation programs; and periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation. The Compensation Committee held seven meetings and acted once by unanimous written consent in 1998. The Compensation Committee's report on executive compensation begins at page 16.

     The Nominating and Corporate Governance Committee (formerly the Nominating Committee) recommends candidates for election to the Board and, in addition, is responsible for corporate governance as described above under "Corporate Governance Policies." The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, must be received 70 to 90 days prior to the anniversary date of the prior year's annual meeting. If the meeting date is not within 30 days of the anniversary date, the nomination must be received not later than the tenth day following the earlier of the day on which the notice of the meeting date was mailed or the day public disclosure of the new date was made. The stockholder's nomination must include the information required by the By-laws. The Nominating and Corporate Governance Committee held three meetings in 1998.

     The Environmental, Health and Safety Committee reviews and discusses with management the status of health, environment and safety issues, including compliance with applicable laws and regulations, the results of internal compliance reviews and remediation projects; and reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries. The Environmental, Health and Safety Committee held six meetings in 1998.

     The Investment Committee, which was dissolved in February 1999, reviewed and made written recommendations to the Board of Directors related to significant business activities outside the areas of Occidental's primary business operations. The Investment Committee acted twice by unanimous written consent and held two meetings in 1998.

COMPENSATION OF DIRECTORS

     Non-employee directors are paid a retainer of $25,000 per year, plus $1,000 for each meeting of the Board of Directors or of its committees they attend and, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, receive an annual grant of 250 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chairs. In addition, Occidental pays the premiums for non-employee directors who participate in the Occidental Petroleum Corporation Insured Medical Plan and, subject to availability, permits directors to make use of company aircraft. One director also received $1,000 for each meeting of the directors of the Occidental Petroleum Charitable Foundation, Inc. she attended. The Foundation held one meeting in 1998. Employee directors do not receive compensation for serving as directors.

CERTAIN RELATIONS AND RELATED TRANSACTIONS
----------------------------------------------------------

     Occidental from time to time uses the services of various investment banking firms, including Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), of which Mr. Chalsty is Chairman. The compensation paid to DLJ for services rendered to Occidental during 1998 did not exceed five percent of DLJ's consolidated gross revenues for its last full fiscal year.

CERTAIN LEGAL PROCEEDINGS
----------------------------------------------------------

     On January 28 and 29, 1998, two shareholder derivative actions were filed (and subsequently consolidated) in Los Angeles Superior Court by the Teachers' Retirement System of Louisiana and by Rita Edelson, Paul Klingenstein and Clayton J. Steenson against the Board of Directors of Occidental and Occidental, as a nominal defendant, with respect to the payments made in 1997 to Occidental's Chairman and President in connection with the restructuring of their respective employment agreements. The complaints alleged, among other things, corporate waste, breach of fiduciary duty and unjust enrichment. The plaintiffs sought, among other things, compensatory damages and equitable and declaratory relief and to impose a constructive trust on the 1997 payments. On February 5, 1999, the Superior Court approved a proposed settlement of the action under which the Board of Directors adopted certain corporate governance policies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 1998, all persons required to report complied with the Section 16(a) requirements, except for Mr. Hirl, who recently discovered he inadvertently did not report the exercise in 1987 of a stock appreciation right, pursuant to which he acquired on a net basis 520 shares.

                             SECURITY OWNERSHIP OF
                           CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT
                                  o    o    o

     At the close of business on March 5, 1999, the beneficial owners of common stock shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of any class of the outstanding voting securities of Occidental.

-------------------------------------------------------
                               AMOUNT AND
                               NATURE OF
     NAME AND ADDRESS OF       BENEFICIAL     PERCENT
      BENEFICIAL OWNER         OWNERSHIP      OF CLASS
-------------------------------------------------------
FMR Corp.                      32,542,457(1)    9.39%
82 Devonshire Street
Boston, Massachusetts 02109

Barrow, Hanley, Mewhinney      27,490,164(2)    8.00%
& Strauss, Inc.
One McKinney Plaza
3232 McKinney Avenue,
15th Floor
Dallas, Texas 75204-2429
-------------------------------------------------------

    (1) Pursuant to the Schedule 13G filed as of February 12, 1999, with the Securities and Exchange Commission ("SEC"), FMR Corp. has sole voting power for 1,837,085 shares and sole investment power for all of the shares.

    (2) Pursuant to the Schedule 13G filed as of February 12, 1999, with the SEC, Barrow, Hanley, Mewhinney & Strauss, Inc. has sole voting power for 5,187,200 shares and sole investment power for all of the shares. Occidental has been advised that 20,069,300 of the shares (5.80% of the class) are held by Barrow, Hanley as manager of Vanguard Windsor Funds -- Vanguard Windsor II Fund.

     The following table sets forth certain information regarding the beneficial ownership of common stock as of March 5, 1999, by each of the named executive officers, the directors of Occidental, the nominee for director, and all executive officers and directors as a group. None of the foregoing persons owned any other class of Occidental's equity securities.

--------------------------------------------------------
                               AMOUNT AND      PERCENT
                               NATURE OF       OF CLASS
          NAME OF              BENEFICIAL      (COMMON
      BENEFICIAL OWNER        OWNERSHIP(1)    STOCK)(2)
--------------------------------------------------------
Ray R. Irani                   1,881,337
Dale R. Laurance                 395,705
J. Roger Hirl                    264,353
John S. Chalsty                    5,328
Ronald W. Burkle
Stephen I. Chazen                163,432
David A. Hentschel               162,593
Edward P. Djerejian                  806
John E. Feick                      1,000
John W. Kluge                  1,020,500
Irvin W. Maloney                   3,285
Rodolfo Segovia                    6,912(3)
Aziz D. Syriani                    2,550
Rosemary Tomich                    5,850
All executive officers
and directors as a group
(24 persons)                            (4)          %
--------------------------------------------------------

    (1) Does not include shares acquired after December 31, 1998, under the Occidental Petroleum Corporation Savings Plan (the "Savings Plan") or the Dividend Reinvestment Plan. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 498,703 shares held by Dr. Irani, 67,658 shares held by Dr. Laurance, 36,033 shares held by Mr. Hirl, 3,991 shares held by Mr. Hentschel and 35,591 shares held by Mr. Chazen, for which investment power had not vested pursuant to the Occidental Petroleum Corporation Executive Long-Term Incentive Stock Purchase Plan (the "Stock Purchase Plan"), the Occidental Petroleum Corporation 1995 Incentive Stock Plan or the Savings Plan and 328 shares held by Mr. Chalsty, 606 shares held by Mr. Djerejian, 750 shares held by Mr. Kluge, 750 shares held by Mr. Maloney, 750 shares held by Mr. Segovia, 1,550 shares held by Mr. Syriani and 1,350 shares held by Miss Tomich, for which investment power has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors. Shares shown also include the following shares subject to options exercisable on February 28, 1999, or becoming exercisable within 60 days thereafter: Dr. Irani, 1,100,002 shares; Dr. Laurance, 265,001 shares; Mr. Hirl, 191,668 shares; Mr. Hentschel, 130,000 shares and Mr. Chazen, 126,668 shares.

    (2) Less than one percent for each person listed.

    (3) Holdings include 5,000 shares held by Mr. Segovia as trustee for the benefit of his children.

    (4) Holdings include 2,808,704 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on February 28, 1999, or becoming exercisable within 60 days thereafter, as well as 775,570 shares issued pursuant to the Stock Purchase Plan, the 1995 Incentive Stock Plan or the Savings Plan for which investment power had not vested.

                             EXECUTIVE COMPENSATION
                                  o    o    o

                              COMPENSATION TABLES

     Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 1998, (2) the options and stock appreciation rights granted to such executives in 1998; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives; and (4) long-term incentive plan awards granted to such executives in 1998.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
                                                                                  Long-Term
                                        Annual Compensation                  Compensation Awards
                              ---------------------------------------   ------------------------------
                                                            Other         Restricted       Securities
                                                          Annual(1)          Stock         Underlying       All Other
 Name and Principal             Salary       Bonus      Compensation       Awards(2)      Options/SARs    Compensation
      Position         Year      ($)          ($)            ($)              ($)             (#)              ($)
------------------------------------------------------------------------------------------------------------------------
Ray R. Irani,          1998   $1,200,000   $        0   $        0        $  479,992         325,000     $   319,492 (4)
Chairman and Chief     1997   $1,688,204   $1,420,000   $1,227,373(3)     $2,343,157       1,000,000     $95,195,500 (4)
Executive Officer      1996   $1,900,000   $  872,000   $1,236,958(3)     $2,611,666         200,000     $   138,905 (4)

Dale R. Laurance,      1998   $  950,000   $        0   $   71,146(5)     $  237,490         150,000     $   227,041 (6)
President and Senior   1997   $  950,000   $  750,000   $  206,885(5)     $  217,504         750,000     $17,240,374 (6)
Operating Officer      1996   $  860,000   $  700,000   $        0        $  164,010          85,000     $   228,108 (6)

David A. Hentschel     1998   $  650,000   $        0   $  170,954(7)     $  116,986         100,000     $    58,526 (8)
Executive Vice         1997   $  379,167   $  416,000   $  114,707(7)     $  117,000         455,000     $   100,000 (8)
President              1996   $        0   $        0   $        0        $        0               0     $         0

J. Roger Hirl,         1998   $  615,000   $        0   $   91,047(9)     $  106,199         100,000     $   118,324(10)
Executive Vice         1997   $  590,000   $  380,000   $   92,352(9)     $  101,705         395,000     $   106,559(10)
President              1996   $  565,000   $  255,000   $  132,169(9)     $   98,090          50,000     $    98,624(10)

Stephen I. Chazen,     1998   $  520,000   $        0   $        0        $   86,413         100,000     $    83,350(11)
Executive Vice         1997   $  480,000   $  380,000   $        0        $  568,395         385,000     $    90,096(11)
President              1996   $  380,000   $  308,000   $        0        $   65,707          40,000     $    65,741(11)
------------------------------------------------------------------------------------------------------------------------

    (1) "0" indicates that, for the year indicated, the executive officer listed did not receive perquisites or other personal benefits, securities or property that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officer.

    (2) Includes awards made in January 1998 to each of the executive officers listed pursuant to the Occidental Petroleum Corporation 1995 Incentive Stock Plan, subject to a four-year restricted period. During the restricted periods, dividends are paid on the shares awarded. As of December 31, 1998, Dr. Irani held 498,703 shares of restricted stock, having a value of $8,415,613; Dr. Laurance 67,658 shares, having a value of $1,141,729; Mr. Hirl 36,033 shares, having a value of $608,057; and Mr. Chazen 35,591 shares, having a value of $600,598.

    (3) Includes for 1997 and 1996, respectively, unless otherwise noted:
$1,026,877 and $1,215,472 of reimbursements, pursuant to Dr. Irani's employment agreement, for state income tax expenditures; $11,670 and $20,486 for club dues; $10,132 and $1,000 for tax preparation services; $87,745 (1997 only) for financial planning services; $75,462 (1997 only) for legal services; and $15,487 (1997 only) for use of company aircraft.

    (4) Includes for 1998, 1997 and 1996, respectively, unless otherwise noted:
$95,000,000 (1997 only) for restructuring employment contract; $123,065, $107,134 and $107,666 of director's fees paid by an equity investee of Occidental; $7,200, $7,200 and $6,750 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"); $13,200 and $13,200 (1998 and 1997 only) credited pursuant to the Occidental Petroleum Corporation Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for salaried employees of Occidental and certain of its subsidiaries; $133,680 and $37,899 (1998 and 1997 only) credited pursuant to the Occidental Petroleum Corporation Senior Executive Supplemental Retirement Plan (the "Senior Retirement Plan"), a nonqualified plan that was established to provide designated senior executives of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; and $37,347, $30,067 and $24,489 of accrued interest on deferred compensation.

    (5) Includes for 1998 and 1997, respectively, unless otherwise noted, $11,001 and $87,982 for club membership and dues; $75,462 (1997 only) for legal services; $59,145 and $42,441 for personal use of company aircraft; and $1,000 and $1,000 for tax preparation services.

    (6) Includes for 1998, 1997 and 1996, respectively, unless otherwise noted:
$17,000,000 (1997 only) for restructuring employment contract; $58,950, $67,987 and $80,123 of director's fees paid by an equity investee of Occidental; $7,200, $7,200 and $6,750 credited pursuant to the Savings Plan; $13,200, $13,200 and $14,250 credited pursuant to the Retirement Plan; $132,930, $133,080 and $111,240 credited pursuant to Senior Retirement Plan; and $14,755, $18,907 and $9,220 of accrued interest on deferred compensation.

    (7) Includes for 1998 and 1997, respectively, unless otherwise noted:
$170,954 and $114,707 for personal use of company aircraft.

    (8) Includes for 1998 and 1997, respectively, unless otherwise noted:
$58,526 (1998 only) of director's fees paid by an equity investee of Occidental and $100,000 hiring bonus (1997 only).

    (9) Includes for 1998, 1997 and 1996, respectively, unless otherwise noted:
$53,077, $61,807 and $99,034 for personal use of company aircraft; $10,251, $550 and $16,436 for tax and financial planning services; $25,434, $23,505 and $14,411 for club dues; $2,285, $1,072 and $2,288 for automobile maintenance; and $5,418 (1997 only) for spousal travel.

    (10) Includes for 1998, 1997 and 1996, respectively: $7,200, $7,200 and
$6,750 credited pursuant to the Savings Plan; $11,600, $11,600 and $12,750 credited pursuant to the Retirement Plan; $79,255, $75,280 and $70,590 credited pursuant to the Senior Retirement Plan; and $20,269, $22,479 and $8,534 of accrued interest on deferred compensation.

    (11) Includes for 1998, 1997 and 1996, respectively unless otherwise noted:
$7,200, $7,200 and $6,750 credited pursuant to the Savings Plan; $13,200, $13,200 and $14,250 credited pursuant to the Retirement Plan; $45,780, $55,530 and $38,565 credited pursuant to the Senior Retirement Plan; and $17,170, $14,166 and $6,176 of accrued interest on deferred compensation.

                           OPTION/SAR GRANTS IN 1998

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Potential Realizable Value
                                                                                                    At Assumed Annual Rates
                        Number of Securities   Percent of Total                                   of Stock Price Appreciation
                        Underlying Options/      Options/SARs       Exercise or                        For Option Term(4)
                          SARs Granted(1)         Granted to       Base Price(2)   Expiration   --------------------------------
         Name                   (#)            Employees in 1998     ($/Share)      Date(3)           5%               10%
--------------------------------------------------------------------------------------------------------------------------------
Ray R. Irani                    3,849                 0.16%           $26.00        7/07/08     $       62,931   $       159,503
                              321,151                 13.5%           $26.00        7/07/08     $    5,250,819   $    13,308,497

Dale R. Laurance                3,849                 0.16%           $26.00        7/07/08     $       62,931   $       159,503
                              146,151                 5.98%           $26.00        7/07/08     $    2,389,569   $     6,056,497

David A. Hentschel              3,846                 0.16%           $26.00        7/07/08     $       62,931   $       159,503
                               96,154                 3.94%           $26.00        7/07/08     $    1,572,069   $     3,984,497

J. Roger Hirl                   3,849                 0.16%           $26.00        7/07/08     $       62,931   $       159,503
                               96,151                 3.94%           $26.00        7/07/08     $    1,572,069   $     3,984,497

Stephen I. Chazen               3,849                 0.16%           $26.00        7/07/08     $       62,931   $       159,503
                               96,151                 3.94%           $26.00        7/07/08     $    1,572,069   $     3,984,497

All Stockholders as a
  Group                           n/a                  n/a               n/a            n/a     $6,126,543,849   $15,528,071,993
--------------------------------------------------------------------------------------------------------------------------------

    (1) Each of the named executive officers received a simultaneous grant of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs"). The number of ISOs is listed first in the foregoing table and the number of NQSOs is listed second. The ISOs and NQSOs were granted subject to a three-year vesting period, with approximately one-third of the options granted becoming exercisable each year commencing on the first anniversary of the grant date and ending on the third anniversary. The vesting and exercisability of the options will be accelerated in the event of a Change of Control (as defined in the 1995 Incentive Stock Plan). No stock appreciation rights were granted in 1998.

    (2) Options are granted at market price on the day of the grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

    (3) The options were granted for terms of 10 years, in each case subject to earlier termination upon the termination of an optionee's employment; after which termination, the options that have vested remain exercisable (depending on the cause of termination) for a period of up to five years in the case of ISOs and NQSOs. However, under the provisions of their respective employment agreements, the options granted to Drs. Irani and Laurance become fully vested immediately in the event of termination by Occidental and are then exercisable as if the termination were due to retirement. Under the terms of their respective employment agreements, the options granted to Messrs. Hentschel, Hirl and Chazen continue to vest and are exercisable after termination of employment for a period equal to the balance of the vesting period in the case of Mr. Hentschel, for the remaining term of his agreement in the case of Mr. Hirl and for a period equal to the remaining term of his agreement in the case of Mr. Chazen. See "Employment Agreements" below.

    (4) The dollar amounts in these columns are the result of calculations at the 5% and 10% annual appreciation rates for the term of the options (10 years) as required by the Securities and Exchange Commission, and therefore are not intended to predict future appreciation, if any, in the price of Occidental common stock.

                    AGGREGATED OPTIONS/SAR EXERCISES IN 1998
                    AND DECEMBER 31, 1998 OPTION/SAR VALUES

---------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Securities
                                                                  Underlying Unexercised           Value of Unexercised
                                   Shares                            Options/SARs at            In-the-Money Options/SARs
                                  Acquired         Value               12/31/98(#)                  at 12/31/98(2)($)
                                 on Exercise    Realized(1)    ----------------------------    ----------------------------
             Name                    (#)            ($)        Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Ray R. Irani                       50,000        $146,875       1,100,002       1,324,998          $0              $0

Dale R. Laurance                   10,000        $ 29,375         265,001         894,999          $0              $0

David A. Hentschel                      0        $      0         130,000         425,000          $0              $0

J. Roger Hirl                           0        $      0         191,668         488,332          $0              $0

Stephen I. Chazen                       0        $      0         126,668         478,332          $0              $0
---------------------------------------------------------------------------------------------------------------------------

    (1) Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price.

    (2) The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the common stock on the New York Stock Exchange at 12/31/98 and the option exercise price.

                 LONG-TERM INCENTIVE PLAN -- AWARDS IN 1998(1)

--------------------------------------------------------------------------------------------------------------------------
                                        Number of                                  Estimated Future Payouts Under
                                         Shares,        Performance or               Non-Stock Price-Based Plans
                                         Units or        Other Period      -----------------------------------------------
                                       Other Rights    Until Maturation      Threshold         Target           Maximum
                Name                       (#)            or Payout        (# of shares)    (# of shares)    (# of shares)
--------------------------------------------------------------------------------------------------------------------------

Ray R. Irani                              32,750           4 years(2)            0             32,750           57,313

Dale R. Laurance                          19,446           4 years(2)            0             19,446           34,031

David A. Hentschel                         8,205           4 years(3)            0              8,205           14,359

J. Roger Hirl                              7,447           4 years(3)            0              7,447           13,032

Stephen I. Chazen                          6,059           4 years(3)            0              6,059           10,603
--------------------------------------------------------------------------------------------------------------------------

    (1) Performance Stock Awards were made in January 1998 pursuant to the 1995 Incentive Stock Plan. The number of shares received at the end of the performance period will depend on the attainment of performance objectives based on a peer company comparison of total stockholder return. Depending on Occidental's ranking among its peers and subject to the grantee remaining employed throughout the performance period, the grantee receives shares of common stock in an amount ranging from 0% to 175% of the Target Share Award; provided, however, if the grantee dies, becomes disabled or retires during the performance period, then the right to receive more than the Target Shares is forfeited and a portion of the Target Shares is forfeited depending on the days remaining in the performance period. During the performance period, dividend equivalents are credited on the Target Shares in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantees. In the event of a Change of Control (as defined in the 1995 Incentive Stock Plan), the grantee's right to receive the number of Target Shares becomes nonforfeitable.

    (2) Under the terms of their respective employment agreements, any long-term incentive awards granted to Drs. Irani and Laurance become fully vested immediately in the event of termination by Occidental. See "Employment Agreements" below.

    (3) Under the terms of their respective employment agreements, the performance period for the entire award granted to Messrs. Hentschel, Hirl and Chazen continues after termination of employment for a period equal to the original performance period for Mr. Hentschel, the remaining term of his agreement in the case of Mr. Hirl and for a period equal to the remaining term of his agreement in the case of Mr. Chazen. See "Employment Agreements" below.

EMPLOYMENT AGREEMENTS
----------------------------------------------------------

     The following are summaries of the employment agreements between Occidental and the executive officers named in the Compensation Tables. Copies of the agreements are, or will be, available as exhibits to Occidental's periodic reports filed with the Securities and Exchange Commission.

DR. IRANI

     On September 11, 1997, Dr. Irani entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $1,200,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Compensation Committee. In addition, Dr. Irani is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Irani will receive life insurance at least equal to three times his highest career annual salary plus, during the term of his employment, six weeks paid vacation each calendar year (which will accrue and for which he will be entitled to be paid for any accrued but unused vacation time upon termination of the agreement) and the minimum perquisites to which he was entitled prior to the effective date of his agreement other than reimbursement for state income tax. See also footnote (3) to the Compensation Table on page xx.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to him prior to such retirement or termination, and tax and financial planning services. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Irani is terminated by Occidental for any reason, or if Dr. Irani terminates employment because Occidental materially breaches the agreement, then if such event occurs on or prior to September 11, 2000, Dr. Irani is entitled to receive three times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate and, if such event occurs after September 11, 2000, but on or before September 11, 2002, he is entitled to receive two times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate. In either such event of termination, Dr. Irani is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, his existing perquisites and the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment, Dr. Irani is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Irani with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Irani may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Irani continues to have substantially the same executive duties and reports to the acquirer's board of directors. The agreement also holds Dr. Irani harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Irani is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Irani to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Irani against occurrences which occur during the term of the agreement.

DR. LAURANCE

     On September 11, 1997, Dr. Laurance entered into an amended and restated employment agreement with Occidental. This agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $950,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Compensation Committee. In addition, Dr. Laurance is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Laurance will receive life insurance at least equal to three times his highest career annual salary plus, during the term of his employment, the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (5) to the Compensation Table on page xx.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to Dr. Laurance prior to such retirement or termination, and tax and financial planning services. If Dr. Laurance is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Laurance is terminated by Occidental for any reason, or if Dr. Laurance terminates employment because Occidental materially breaches the agreement, then if such event occurs on or prior to September 11, 2000, Dr. Laurance is entitled to receive three times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate and, if such event occurs after September 11, 2000, but on or before September 11, 2002, he is entitled to receive two times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate. In either such event of termination, Dr. Laurance is entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment, Dr. Laurance is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Laurance with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Laurance may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Laurance continues to have substantially the same executive duties and reporting relationships. The agreement also holds Dr. Laurance harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Laurance is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Laurance to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Laurance against occurrences which occur during the term of the agreement.

MR. HENTSCHEL

     Mr. Hentschel has an employment agreement with Occidental for a term ending at the discretion of Occidental but, in any event, no earlier than May 31, 1999. The agreement provides for an annual salary of not less than $650,000. In place of participation in Occidental's qualified and unqualified retirement and savings plan, Mr. Hentschel will receive an annual retirement payment depending on his years of service with Occidental of up to $100,000. If Mr. Hentschel dies after the retirement payments have begun, his surviving spouse will receive for the remainder of her life 60% of the amount paid to Mr. Hentschel. In the event he is terminated due to incapacity, Mr. Hentschel will receive a disability payment through the two-year minimum term of the agreement equal to 60% of his base pay minus one hundred twenty thousand dollars. In the event he is terminated without cause, then Mr. Hentschel will receive his then current base pay for a compensation period equal to the shorter of two years of the remaining term of his agreement with Occidental. During the compensation period, Mr. Hentschel will continue to be eligible to participate in all employee benefit plans in which he is participating at the time of notice of termination and to exercise options that are or become exercisable. Following the compensation period and until all his stock awards vest, if he is not employed in a full-time position with another company,

Mr. Hentschel will serve as a consultant to Occidental, at an annual salary of $75,000. During the compensation period and any consulting period, any stock awards granted prior to Mr. Hentschel's termination will continue to vest in the same manner and full amounts as if he continued as a full-time employee.

MR. HIRL

     Mr. Hirl has an employment agreement with Occidental for a term expiring in May 2002, providing for an annual salary of not less than $590,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Hirl the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Hirl will receive his then current base salary rate for a compensation period equal to the shorter of two years or the remaining term of his agreement with Occidental. During the compensation period, Mr. Hirl will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the compensation period, Mr. Hirl will continue as a consultant to Occidental until May 2002, at an annual salary of $50,000. During the compensation period and any consulting period, any stock awards granted prior to Mr. Hirl's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

MR. CHAZEN

     Mr. Chazen has an employment agreement with Occidental for a term expiring in April 1999, providing for an annual salary of not less than $350,000. In the event he is terminated without cause, Mr. Chazen will receive his then current base salary for the remaining term of his agreement. During such period, Mr. Chazen will continue to be eligible to participate in Occidental's employee benefit plans, other than short and long term disability plans and to continue to exercise any stock awards granted prior to his termination that are or become exercisable. Any stock awards will continue to vest during that period as though Mr. Chazen were a full-time employee unless he accepts a full-time position with another employer. In addition, Occidental will indemnify Mr. Chazen for judgments, fines, settlements, loss, cost or expense arising out of his activities as an employee of Occidental to the fullest extent permitted by applicable law and will maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Mr. Chazen against occurrences which occur during his employment with Occidental.

REPORT OF THE COMPENSATION COMMITTEE
----------------------------------------------------------

     The Compensation Committee of the Board of Directors is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors who are Independent Directors as defined above under "Corporate Governance Policies." This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.

PHILOSOPHY

     Occidental's executive compensation programs are designed to attract and retain top-quality executive talent and also to provide incentives for them to enhance stockholder value. The Compensation Committee is guided by the principles in the "Corporate Governance Policies" described above and believes that the compensation of Occidental's executives should:

     - be closely linked to business performance;

     - encourage stock ownership by executives to directly align executive interests with stockholder interests;

     - maintain an appropriate balance between base salary and annual cash and long-term incentive opportunities;

     - target a competitive total compensation level that is at or above the median pay levels of our peer companies; and

     - recognize and reward exceptional individual contributions to the success of Occidental.

     Occidental is firmly committed to the principle of pay-for-performance, and the programs described below are focused on increasing stockholder value by linking executive compensation to business performance.

EXECUTIVE COMPENSATION PROGRAMS

     Occidental's executive compensation programs are composed of three main elements:

    - Base salary
    - Annual cash incentives
    - Long-term incentives

     Base salary and annual cash incentives are designed to attract and retain top quality executives and to recognize individual performance and achievement of business objectives each year. The value of long-term incentives is directly linked to the performance of the common stock and, therefore, to total stockholder return. Long-term incentives may take the form of stock options, stock appreciation rights, performance stock and restricted stock.

     In evaluating Occidental's executive compensation programs, the Compensation Committee solicits the services of outside compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in a number of compensation surveys each year that are conducted by third-party compensation consulting firms. These surveys are focused primarily on major U.S. oil and chemical companies (including companies within the peer groups selected for the graph presented under the subheading "Performance Graphs"). In addition, compensation data is also obtained from broad-based industry surveys of companies that are similar in size to Occidental.

CASH COMPENSATION

     In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Base salaries and the other components of compensation are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position. For 1998, base salaries were targeted to comprise 36% of the total compensation received by senior executives.

     Since 1995, cash incentive awards have been granted under the Occidental Petroleum Corporation Executive Incentive Compensation Plan. Participation is determined by job level and is intended to reward individuals who have a significant impact on business performance. Under the Executive Incentive Compensation Plan, 60 percent of a participant's award is based on the attainment of predetermined financial objectives by Occidental and its subsidiaries and 40 percent is based on a subjective assessment of the participant's achievement of predetermined individual performance objectives and the participant's response to unanticipated challenges during the plan year.

LONG-TERM INCENTIVES

     Under the 1995 Incentive Stock Plan, long-term incentives may be awarded in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance stock. All stock options, including performance stock options, and SARs awarded will be subject to vesting requirements and none may be awarded at a discount. For executives who are or may be covered employees within the meaning of Section 162(m) of the Internal Revenue Code, the receipt of performance stock will be based on the performance objectives specified in the Plan. For executives who are not likely to be covered employees, the Compensation Committee may specify other performance measures. Selection for participation in the 1995 Incentive Stock Plan is made on an assessment of the executive's potential to influence Occidental's future performance. The Compensation Committee believes awards under the 1995 Incentive Stock Plan will create an effective long-term incentive to increase stockholder value and will provide a retention vehicle for key executives. Further, it is intended that by providing more compensation that is stock-based, executives will be encouraged to view Occidental from the stockholders' perspective.

EMPLOYMENT AGREEMENTS

     Occidental offers employment agreements to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. In accordance with a policy adopted by the Board of Directors in November 1992, no employment agreements with new executives will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control. For a summary of change of control related provisions in the named executive officers' agreements, see "Employment Agreements" at page 14.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based upon stock price appreciation over market value at the date of grant (in the case of stock options) or predetermined quantifiable performance goals (in the case of other incentive compensation) or paid pursuant to a written contract that was in effect on February 17, 1993. Although the Compensation Committee considers the tax consequences of its compensation decisions, it has no policy to pay only compensation that will be deductible and gives priority to other objectives in circumstances it deems appropriate.

1998 COMPENSATION DECISIONS

     As part of the restructuring of Dr. Irani's compensation package in September 1997, his salary was reduced at that time to an annual rate of $1.2 million. Because this change was effective in the latter part of 1997, the Compensation Committee decided not to increase Dr. Irani's salary in 1998.

     In December 1997, the Compensation Committee made its determination with respect to performance stock awards and restricted stock awards granted in January 1998 under the 1995 Incentive Stock Plan. In making its decisions as to performance stock awards with respect to the named executives, the committee considered competitive practices among peer companies in the oil and chemical industries and each executive's potential to affect Occidental's future performance. The committee decided that Dr. Irani's performance stock award should be consistent with the average for similar awards to other chief executive officers of peer companies in the oil and chemical industries. Awards of restricted stock to the named executives were based on a subjective assessment of each executive's contribution to Occidental's performance in 1997 and, as with performance stock awards, competitive practices and the ability of such executive to impact future performance. As a result of the amendment and restatement of Dr. Irani's employment agreement, restricted stock awards to Dr. Irani are no longer required to be determined based on a percentage specified in his agreement. As a result of this change, the Compensation Committee reduced Dr. Irani's restricted stock award to bring his 1998 award into line with the restricted stock awards to the other named executive officers.

     In July 1998, the Compensation Committee reviewed and approved stock option grants under the 1995 Incentive Stock Plan. Grants were based on a subjective assessment of each executive's individual performance and potential to contribute to Occidental's future performance. Dr. Irani's grant of incentive and nonqualified stock options was based on the Compensation Committee's subjective assessment of Dr. Irani's performance as well as its desire to bring his grants in line with the average value of stock option grants to other chief executive officers of peer companies in the oil and chemical industries.

     Annual bonus awards for 1998 were reviewed by the Compensation Committee in February 1999. As described above, awards under the Executive Incentive Compensation Plan to the named executive officers are based on the achievement of predetermined financial goals, including earnings per share, and the achievement of predetermined individual goals. While all of the individual named executive officers, including Dr. Irani, attained the predetermined individual goals, the predetermined financial goals were not achieved. As a result, management recommended, and the Compensation Committee agreed, that none of the named executive officers, including Dr. Irani, should receive a bonus award for 1998.

     Respectfully submitted,
     COMPENSATION COMMITTEE

     George O. Nolley
     Rosemary Tomich
     John S. Chalsty
     Irvin W. Maloney

PERFORMANCE GRAPH
----------------------------------------------------------

     The following graph compares the yearly percentage change in the cumulative total return of the common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the original peer group and the revised peer group over the five-year period ending on December 31, 1998. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1994) and that all dividends received within a quarter were reinvested in that quarter. The prior peer group companies are Amoco Corporation, Atlantic Richfield Company, Chevron Corporation, Dow Chemical Company, Georgia Gulf Corporation, Lyondell Petrochemical Company, Mobil Corporation, Occidental, Phillips Petroleum Company, Texaco Inc. and Union Carbide Corporation. The current peer group companies are Anadarko Petroleum Corporation, Burlington Resources Inc., Georgia Gulf Corporation, Kerr McGee Corporation, Lyondell Petrochemical Company, Occidental, Phillips Petroleum Corporation, Union Carbide Corporation, Union Pacific Resources Corporation and Unocal Corporation. Occidental revised the peer group in order to include oil and gas companies that, like Occidental, are engaged primarily in the exploration for, and production of, oil and gas and to exclude oil and gas companies that, unlike Occidental, are also engaged in the refining and marketing of petroleum products.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
     OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUPS

                                             OCCIDENTAL         CURRENT PEER GROUP      PRIOR PEER GROUP           S&P 500
                                             ----------         ------------------      ----------------           -------
'1993'                                         100.00                 100.00                 100.00                 100.00
'1994'                                         119.00                 116.00                 121.00                 101.00
'1995'                                         138.00                 131.00                 137.00                 139.00
'1996'                                         158.00                 152.00                 158.00                 170.00
'1997'                                         205.00                 158.00                 188.00                 227.00
'1998'                                         125.00                 118.00                 180.00                 291.00

                         RATIFICATION OF THE SELECTION
                                 OF INDEPENDENT
                               PUBLIC ACCOUNTANTS
                                  o    o    o

     The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 1999. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm is expected to be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 1999.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 1999. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

                          APPROVAL OF THE AMENDMENT TO
                          THE RESTATED CERTIFICATE OF
                         INCORPORATION WITH RESPECT TO
                              NUMBER OF DIRECTORS
                                  o    o    o

     At the 1997 annual meeting, the stockholders approved an amendment to Occidental's Restated Certificate of Incorporation that declassified the Board of Directors but continued to provide that the number of directors must be between 10 to 14. The Board of Directors has determined that this limitation on the size of the Board of Directors should be eliminated and has approved, and is recommending for approval at the annual meeting, the amendment of Paragraph A of
Article VI of the Restated Certificate of Incorporation, as amended.

     If the amendment is adopted, then as provided in the By-laws, the Board of Directors will by resolution adopted from time to time be able to set the actual number of directors, which could be less than 10 or more than 14. In accordance with Section 141(b) of the General Corporation Law of Delaware, the Board must consist of at least one director. However, as explained above under "Corporate Governance Policies", at least two-thirds of the directors must be Independent Directors.

     The Board of Directors believes that the amendment will permit the Board greater flexibility to adjust the number of directors to reflect changing corporate governance practices with respect to board composition and size as well as to adapt the size of the board to the changing needs of Occidental.

     Paragraph A of Article VI of the Restated Certificate of Incorporation, as proposed to be amended, is attached to this proxy statement as Exhibit A.

     The Board of Directors recommends a vote FOR the proposal to amend the Restated Certificate of Incorporation with respect to the number of directors. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the proxy card.

                         APPROVAL OF THE 1995 INCENTIVE
                     STOCK PLAN, AS PROPOSED TO BE AMENDED
                                  o    o    o

     The Board of Directors believes that Occidental's long-standing policy of encouraging stock ownership by its employees through the granting of stock awards and stock options has been a significant factor in its growth and success by enhancing Occidental's ability to retain and attract key employees. An important part of that policy has been the Occidental Petroleum Corporation 1995 Incentive Stock Plan.

     Under the 1995 Plan, Occidental is authorized to issue 15,000,000 shares of common stock in the form of restricted stock awards and performance stock awards or upon exercises of stock options or stock appreciation rights ("SARs"). However, as a result of the prior grant of stock awards and stock options under the 1995 Plan to employees of Occidental and its subsidiaries, the number of shares currently available for such grants has been reduced to approximately 3,000,000. The Board of Directors has determined that this number is insufficient to maintain the 1995 Plan as an incentive device over the term of the 1995 Plan, which expires, unless earlier terminated, in 2005 and has adopted, and proposes that the stockholders approve, amendments to the 1995 Plan (i) to increase the number of shares of common stock covered by the 1995 Plan from 15,000,000 to 25,000,000, thereby restoring the number of shares available for grant to approximately 13 million; and (ii) to increase the maximum number of shares that may be awarded to any participant from 3,000,000 shares to 5,000,000 shares, subject to adjustment as provided in Section 9 of the 1995 Plan.

     In addition, in order for performance-based awards to continue to qualify for a business deduction as described below under "Tax Consequences to Occidental," a plan must be reapproved every five years if the committee administering the plan has authority to change the targets under a performance objectives. Because the Compensation Committee has authority to change the targets or modify the performance objectives, reapproval of the 1995 Plan is sought. The performance objectives and the Compensation Committee's ability to change targets or modify the performance objectives are described below under "Performance Stock."

     A description of the 1995 Plan, including the proposed changes from the amendments, is set forth below. The full text of the 1995 Plan as proposed to be amended is set forth in Exhibit B and the following summary is qualified in its entirety by reference to Exhibit B. In Exhibit B, the materials that would be deleted from the plan are stricken through, and the materials that would be added by the proposed amendments are underlined. If the 1995 Plan, as proposed to be amended, is not approved by the stockholders, the 1995 Plan will continue in effect under the present terms; however, the 1995 Plan may no longer satisfy the stockholder approval requirements of Internal Revenue Code Section 162(m).

SHARES AVAILABLE UNDER THE 1995 PLAN

     Subject to adjustment as provided in the 1995 Plan, 15,000,000 shares of common stock were authorized for issuance pursuant to awards made under the 1995 Plan, and approximately 3 million shares remain available for awards. The number of shares issued or transferred as restricted stock or performance stock that become nonforfeitable without the achievement of performance objectives (see description below under "Performance Stock") may not in the aggregate exceed 5,000,000 shares. Currently, no single individual may be granted awards in the aggregate for more than 3,000,000 shares. However, if the amendments are approved this limit will be increased to 5,000,000 shares.

     If an award is canceled or terminated, lapses unexercised or is satisfied in cash, any unissued shares allocated to such award may be subjected again to an award. If shares of restricted stock or performance stock are reacquired by Occidental, such shares may again be subjected to an award under the 1995 Plan. If the option price is paid by transferring shares of common stock to Occidental or if any tax withholding obligations for an award are satisfied by transferring or relinquishing shares of common stock, only the net number of shares of common stock will be deemed to have been issued or transferred.

     The Compensation Committee may make adjustments in the price and number and kind of shares that may be issued under the 1995 Plan to prevent dilution or expansion of participants' rights in the event (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Occidental or (ii) any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having a similar effect. In addition, the Compensation Committee may make adjustments in the maximum number of shares of common stock specified for issuance under the 1995 Plan in order to reflect any of the foregoing transactions or events.

     The common stock is traded on the New York Stock Exchange, and on March 5,
1999, the closing price was $       .

ELIGIBILITY

     All present and future salaried employees of Occidental are eligible to receive awards under the 1995 Plan. Occidental has approximately 7,900 salaried employees (19 of whom are executive officers).

ADMINISTRATION

     The Compensation Committee of the Board of Directors administers the 1995 Plan. This committee consists of at least two directors of Occidental, each of whom must be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), and an "outside director" within the meaning of
Section 162(m) of the Internal Revenue Code.

     The Compensation Committee has full authority to interpret the 1995 Plan and any agreement or document evidencing the grant of any award under the 1995 Plan. The Compensation Committee determines when to grant awards, which employees will receive awards, the type of award, whether SARs will be attached to stock options and the number of shares to be allocated to each award. Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of or as the payment form for, grants or rights under any other compensation plan or individual contract or agreement with Occidental. The Compensation Committee may provide in an award for the payment to the participant of dividend or dividend equivalents, in cash or common stock on a current, deferred or contingent basis. In addition, the Compensation Committee may also provide in an award for earlier exercise, vesting or termination in the event of a change of control (see "Change of Control" below). The Compensation Committee is also expressly authorized to make an award under the 1995 Plan conditioned upon the surrender or deferral of a participant's right to receive a cash bonus or other compensation. However, without stockholder approval, the Compensation Committee may not cancel and replace outstanding stock options or SARs with awards having a lower option price or base price.

STOCK OPTIONS

     The Compensation Committee may grant stock options to purchase shares of common stock under the 1995 Plan that are either tax-qualified options or nonqualified stock options. Tax-qualified options, including incentive stock options, qualify for favorable income tax treatment under Section 422 of the Internal Revenue Code, while nonqualified stock options do not. Stock options may be exercised only at such times as may be specified by the Compensation Committee, and any grant of stock options may specify performance objectives (see description below under "Performance Stock"), which, if achieved, will result in exercisability or early exercisability. However, no stock option may be exercised more than 10 years from the date of the grant. The option price of common stock covered by a stock option may not be less than 100 percent of the fair market value of the common stock on the date of the stock option grant. If the stock option so provides, an optionee exercising a stock option may pay the option price in cash, check, unrestricted common stock already owned by the optionee, any other legal consideration that the Compensation Committee may deem appropriate and any combination of the foregoing or by delivering an exercise notice together with a copy of irrevocable instructions to a broker to promptly deliver to the company the amount of sale or loan proceeds from the common stock underlying the stock option. The Compensation Committee has the authority to specify at the time stock options are granted that common stock will not be accepted in payment of the option price until it has been owned by the optionee for a specified period; however, the 1995 Plan does not require any such holding period and would permit immediate sequential exchanges of common stock at the time of exercise of stock options.

SARs

     The Committee may award SARs under the 1995 Plan that are either freestanding or in tandem with stock options. When a SAR is exercisable, the holder may surrender to Occidental all or a portion of this unexercised SAR and receive in exchange an amount equal to up to 100 percent of the difference between (i) the fair market value on the date of the exercise of the common stock covered by the surrendered portion of the SAR and (ii) the exercise price of the common stock under the tandem option or, in the case of a freestanding SAR, the base price determined by the Compensation Committee for the SAR. The Compensation Committee may limit the amount that can be received when a SAR is exercised. When a SAR related to a stock option is exercised, the underlying option, to the extent surrendered, will no longer be exercisable. Similarly, when a stock option is exercised, any SARs attached to the stock option will no longer be exercisable. SARs may only be exercised when the underlying option is exercisable or, if there is no underlying option, at such times as may be specified by the Compensation Committee but, in any event, no more than 10 years from the date of the grant. Any grants of SARs may specify performance objectives which, if achieved, will result in exercisability or early exercisability of such SARs.

RESTRICTED STOCK

     The Compensation Committee may grant an award in shares of common stock or denominated in share units ("restricted stock"). The grant may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Compensation Committee may determine. Each award of restricted stock will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period of at least three years as determined by the Compensation Committee. The Compensation Committee may also impose further restrictions on restricted stock awards, including additional events of forfeiture. The Compensation Committee will establish as to each share of restricted stock awarded under the 1995 Plan the terms and conditions upon which the restrictions on such shares shall lapse. During the period of restriction, participants in whose name shares of restricted stock are issued at the time of grant may exercise full voting rights with respect to those shares and are entitled to receive all dividends and other distributions paid with respect to those shares. For grants for which shares of common stock are not issued at the time of grant, the award will specify the time and manner of payment of restricted stock that has ceased to be forfeitable.

PERFORMANCE STOCK

     The Compensation Committee may grant an award denominated in shares of common stock or in share units ("performance stock") that shall become either nonforfeitable or payable upon the achievement of specified performance objectives. Each grant of performance stock will specify the performance objectives to be achieved and set forth a formula for determining the amount of performance stock to be issued or payment to be made depending on the level of achievement. In addition, each grant of performance stock will specify a minimum level of achievement below which the entire grant of performance stock will be forfeited or no payment will be made. For participants who are, or who are likely to be, "covered employees" within the meaning of Section 162(m) of the Internal Revenue Service Code, the performance objectives to be used for awards of performance stock shall be limited to specified levels of, growth in or peer company comparisons based on either total stockholder return, return on assets or book value per share. Except in the case of such a covered employee, if the Compensation Committee determines that a change in the business, operations, corporate or capital structure of Occidental or other events or circumstances render the performance objectives unsuitable, the Compensation Committee may modify such performance objectives or the related minimum acceptable level of achievement as the Compensation Committee deems appropriate. The Compensation Committee will set a period of not less than three years within which the performance objectives are to be achieved. For grants which shares of common stock are not issued at the time of grant, the award shall specify the time and manner of payment.

CHANGE OF CONTROL

     The Compensation Committee may, in its discretion, include provisions in awards granted under the 1995 Plan that will provide for earlier exercise, vesting or termination in the event of a Change of Control. The definition of "Change of Control" is set forth in Section 17 of the 1995 Plan, which is attached as Exhibit A.

SETTLEMENTS AND DEFERRALS

     Payment of awards under the 1995 Plan may be in the form of cash, common stock or any combination thereof. The Compensation Committee also may require or permit participants to elect to defer the issuance of common stock or the settlement of awards in cash. The Compensation Committee may provide that deferred settlements include the payment or crediting of interest on deferral amounts or the payment or crediting of dividend equivalents on deferral amounts that are denominated in stock.

TRANSFERABILITY OF AWARDS

     The Compensation Committee may provide that any common stock issued under the 1995 Plan will be subject to further restrictions on transfer after any risk of forfeiture of restrictions on transferability on the award have lapsed. In general, options, SARs or other derivative securities within the meaning of Rule 16b-3 granted under the 1995 Plan may not be transferred other than by will or by the laws of descent and distribution. However, the Compensation Committee may provide for the transferability of particular awards.

AMENDMENTS

     The Committee may amend, alter or discontinue the 1995 Plan. However, no amendment, alteration or discontinuation may be made that would impair the rights of a participant under an outstanding award without such participant's consent or that, without stockholder approval, would, except as described above under "Shares Available Under the 1995 Plan," increase the total number of shares of stock reserved for the purpose of the 1995 Plan or extend the maximum period for exercising stock options or freestanding SARs. Notwithstanding the foregoing, stockholder approval is required only at such time and under such circumstances as stockholder approval is required under Rule 16b-3 with respect to any material amendment to an employee benefit plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Plan based on federal income tax laws in effect on January 1, 1999. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     In general, a participant will not incur federal income tax when he is granted a nonqualified stock option, an incentive stock option or a SAR. Upon exercise of a nonqualified option or a SAR, a participant generally will recognize ordinary compensation income, which is subject to income tax withholding by Occidental, equal to the difference between the fair market value of the common stock on the date of the exercise and the option price. When a participant exercises an incentive stock option, he generally will not incur federal income tax, unless he is subject to the alternative minimum tax.

     If shares are issued pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made within two years after the date of grant of the option or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in the sale or exchange) over the option price paid for the shares. In general, a participant will not incur federal income tax when restricted stock or performance stock is granted. A participant will include in his gross income as compensation income an amount equal to the amount of cash received and the fair market value of the restricted stock or performance stock received at the time the restrictions lapse or are removed or the performance objectives are achieved. Such amount will be included in income in the tax year in which such event occurs. The income recognized will be subject to income tax withholding by Occidental.

     In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer to suit under Section 16(b) of the Exchange Act, but no longer than six months.

TAX CONSEQUENCES TO OCCIDENTAL

     Occidental usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an award recognizes ordinary compensation income in connection therewith. No deduction is allowed in connection with an incentive stock option unless the employee disposes of common stock received upon exercise in violation of the holding period requirements. Moreover, there can be circumstances when Occidental may not be entitled to a deduction for certain transfers of common stock or payments to a participant where vesting or payment of an award has been accelerated as a result of a Change of Control.

     In addition to the limitations described above in Occidental's right to a corresponding business expense deduction, the tax law also imposes a $1 million limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. An exception is provided for certain performance-based compensation if certain stockholder approval, outside director administration and other requirements are satisfied. Because the 1995 Plan was approved by the stockholders, awards may be, but are not required to be, structured so as to qualify as performance-based compensation that is not subject to the limitation.

     The Board of Directors recommends a vote FOR the proposal to amend the 1995 Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

                             STOCKHOLDER PROPOSALS
                                  o    o    o

     Occidental has been advised by two holders of common stock of their intention to introduce at the annual meeting the following proposals and supporting statements. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which are presented as received from the stockholders.

STOCKHOLDER PROPOSAL REGARDING THE SPIN-OFF OF THE CHEMICAL DIVISION
--------------------------------------------------------------------

     Laurin D. Ramsey, 595 Eugene Avenue, Muskegon, Michigan, 49441, the owner of 690 shares of common stock has notified Occidental that he intends to present the following proposal at the 1999 annual meeting:

     "Be it Resolved: That the stockholders of Occidental Petroleum Corporation (Company) assembled in annual meeting in person and by proxy hereby request that the Board of Directors take action to further downsize and restructure the company whereby the Chemical Division (OxyChem) is spun off to the stockholders as a separate independent company."

SUPPORTING STATEMENT

     "By spinning off the Chemical Division the corporation will achieve greater market value over time as separate companies than they would as one company. Both companies will benefit from enhanced management focus and greater ability to concentrate exclusively on the needs and expectations of their respective businesses.

     The sale of MidCon, the natural gas transmission and marketing division (a premier asset) and redeploying the moneys did nothing to increase the stock price long mired in the 20's. Spinning off this division to the stockholders would have had an immediate effect of increasing stockholders value.

     Many large national companies such as AT&T, PepsiCo and Dun & Bradstreet have spun off division with immediate, substantial increases in stockholder value.

     A yes vote for this proposal will prevent the sale of another premier asset without stockholder value and the best interest of the stockholders being the paramount consideration."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING STOCKHOLDER PROPOSAL

     The Board of Directors is open to all types of initiatives to build stockholder value, including spinning off subsidiaries as was done with IBP Inc. At the Board's direction, management continuously evaluates Occidental's assets to determine how best to maximize their value. The Board believes that spinning off Occidental Chemical Corporation will not result in a substantial increase in stockholder value.

     Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in the proxy card.

STOCKHOLDER PROPOSAL REGARDING RISK ANALYSIS REPORT
----------------------------------------------------------

     The Sinisawa Dominicans, 855 Woodrow Street, Madison, Wisconsin 53711, the owners of 100 shares of Common Stock, have notified Occidental that they intend to present the following proposal at the 1999 annual meeting:

     "WHEREAS: the company is concerned that elders of the U'wa tribe in the cloudforest/rainforest of Columbia, South America, have threatened to walk off a 1400 foot cliff in a mass suicide if Occidental drills on their sacred land.

     RESOLVED: The Board of Occidental Petroleum shall hire a major independent business analysis firm to write and distribute a risk analysis report addressing the potential impact on long term profitability, including any future decline in stock price, which may occur due to the threat of mass suicide."

SUPPORTING STATEMENT

     "In February of 1992, Occidental acquired exploration rights in the country of Colombia. At the 1998 annual shareholder meeting, this territory was one of two showcased as having critical importance to the future of the company.

     However, on that land live a tribe of indigenous peoples call the U'wa. At present, the U'was in the regions of Boyaca, Santander, and North Santander have approximately 5,000 members, in a society based on respect for traditional government, with spiritual leaders whose purpose is to ensure the U'was protect mother earth.

     There is a legend among the U'wa, documented by local sources in Colombia, which recounts that when the Conquistadors invaded U'wa land, elders placed their children in clay pots, and carried them off the edge of a 1400 foot high cliff they call the Cliff of Death.

     The U'wa are convinced that if Occidental drills on their territory, the tribe will have failed its worldly mission. Thus, the traditional U'wa Government has unanimously threatened to advise their communities to walk off The Cliff of Death if the oil development occurs.

     The company has since abandoned 75% of the southern Samore block, though it is continuing with exploration in the northern 25%.

     The company has stated that it takes the suicide threat seriously. However, opposition from local farming communities has intensified the conflict, and damaging media reports have appeared in the US, UK, Spain, and Germany.

     Occidental has already lost its investment partner. In April, Shell announced that it was selling its shares in the project. The Inter-Department Meeting notes between the Ministry of Mines, Interior, and the Environment report that "Shell has absolutely no motive to risk its name . . . and it would prefer to withdraw from the contract of the Association of the Samore Block."

     A tribal leader has been acknowledged for his work on this issue, by delivering the keynote address to the 1998 State of the World Forum, and by winning the internationally significant Goldman Prize, which brought him to the White House to meet Vice-President Al Gore, son of an Occidental board member.

     The decision presently facing the company is well beyond the level of decisions normally facing corporate management in day-to-day operations. Occidental's dilemma is not only unique in the industry, but may be unique in modern history, with far reaching policy implications. As such, the Board has a responsibility to commission an independent risk analysis, and make the report available to all shareholders."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING STOCKHOLDER PROPOSAL

     Occidental has been a model corporate citizen in Colombia for over thirty years. The U'wa threat relates to exploration rights acquired by Occidental in 1992 with respect to the Samore Block in the northeastern foothills of the Colombian Andes. Occidental's activities in Colombia, including the history of Occidental's discussions with the U'wa, are matters of public record. The company has relinquished voluntarily those portions of the Block that encompassed the U'wa reservation and national park lands. Occidental has never undertaken exploration activities in the reservation or in the parks. Moreover, no exploration activity of any kind has taken place since early 1996 in the 25% portion of the Block the company retains. These activities are well known to the "Wall Street" analysts who follow Occidental's stock and, to the extent such analysts believe the issue affects the value of the common stock, it is reflected in such analysts' reports.

     Furthermore, evaluating the long-term profitability of oil and gas properties and deciding whether to undertake exploration and development activities or to sell a property are part of Occidental's ordinary business operations. The Board of Directors believes that Occidental's professional staff is as competent as any independent business analysis firm in assessing the impact, if any, of the U'wa issue, on the long-term profitability of the Samore project, in particular, and the company, in general. The Board of Directors does not believe a report of the type sought by the proponents will provide the Board or the stockholders with more or better information than they already have.

     Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the proxy card.

                         STOCKHOLDER PROPOSALS FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                  o    o    o

     In order to be included in the proxy statement and proxy card relating to the 2000 Annual Meeting of Stockholders, stockholder proposals must be received at Occidental's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, by November 16, 1999.

     Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures provide that an item of business to be introduced at an annual meeting must be submitted in writing to the Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received no later than 70 to 90 days in advance of the anniversary date of the prior year's meeting. If the meeting date is not within 30 days of the anniversary date, the item of business must be received not later than the tenth day following the earlier of the day notice of the meeting date was mailed or the day public disclosure of the new date was made. Notice of the proposed item of business must include the information required by Occidental's By-laws.

     The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with the procedures described above. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

                                 ANNUAL REPORT
                                  o    o    o

     Occidental's 1998 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

     Sincerely,

/s/ DONALD P. DE BRIER
Donald P. de Brier
Secretary

Los Angeles, California
March 16, 1999

                                  o    o    o

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

                                   EXHIBIT A

        AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION DECLASSIFYING
                             THE BOARD OF DIRECTORS
                                  o    o    o

     NOW, THEREFORE, BE IT RESOLVED, that Paragraph A of Article VI of the Restated Certificate of Incorporation, as amended, of this Corporation be amended so that in its entirety the said Section A shall read as set forth below:

          "A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in such manner as may be provided in, the By-laws of the Corporation. All directors shall be of one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected. In no case will a decrease in the number of directors shorten the term of any incumbent director. Each director shall hold office after the annual meeting at which his term is scheduled to end until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, disqualification or removal from office. Any newly created directorship resulting from an increase in the number of directors or any other vacancy on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director.

          "Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such directors so elected shall be in addition to the number of directors provided for in the By-laws of the Corporation."

                                   EXHIBIT B

           1995 INCENTIVE STOCK PLAN, AS AMENDED THROUGH MAY 1, 1998,
                         AND AS PROPOSED TO BE AMENDED
                                  o    o    o

     1. PURPOSE. The purpose of this Occidental Petroleum Corporation 1995 Incentive Stock Plan is to permit Occidental Petroleum Corporation ("Occidental") and its subsidiaries to attract and retain top-quality employees and to provide such employees with an incentive to enhance stockholder return. Additionally, it is intended that by providing more compensation that is stock-based, the Plan will encourage employees to view Occidental from the perspective of its stockholders.

     2. COMMON STOCK AUTHORIZED UNDER THE PLAN.

     (a) Subject to adjustment as provided in Section 9 the number of shares of Common Stock issued or transferred under this Plan shall not in the aggregate exceed 15,000,000 25,000,000 shares, which may be Common Stock of original issuance or Common Stock held in treasury or a combination thereof. For the purposes of this Section 2(a):

          (i) Upon payment in cash of the benefit provided by any Award, any shares of Common Stock that were covered by that Award shall again be available for issuance or transfer under this Plan.

          (ii) Upon the full or partial payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Common Stock actually issued or transferred by Occidental less the number of Common Stock so transferred or relinquished.

     (b) Notwithstanding anything in Section 2(a) or elsewhere in this Plan to the contrary, the number of shares of Common Stock issued or transferred as Restricted Stock and Performance Stock that become nonforfeitable without the achievement of Performance Objectives shall not in the aggregate exceed 5,000,000 shares, subject to adjustment as provided in Section 9.

     (c) Notwithstanding anything in Section 2(a) or elsewhere in this Plan to the contrary, the aggregate number of shares of Common Stock which may be issued by the Company upon the exercise of Incentive Stock Options shall not exceed 15,000,000 25,000,000 shares of Common Stock, subject to adjustment as provided in Section 9.

     (d) Subject to adjustment as provided in Section 9, no Participant shall be granted Stock Options, SARs, Restricted Stock, Performance Stock and any other Award paid in Common Stock, in the aggregate, for more than 3,000,000 5,000,000 shares.

     3. AWARDS. The Committee shall determine the type of Award(s) to be made to a Participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of or as alternatives to or as the payment form for grants or rights under any other compensation plan or individual contract or agreement with the Company. The types of Awards that may be granted are set forth in Sections 4, 5, 6 and 7. Each Award shall be evidenced by a written agreement signed by the Company and the Participant. The following terms and conditions shall apply to all Awards:

          (a) An Award may provide for the payment to the Participant of dividends or dividend equivalents, in cash or Common Stock on a current, deferred or contingent basis.

          (b) Any Award may provide for earlier exercise, vesting or termination in the event of a Change of Control.

          (c) Successive Awards may be made to the same Participant regardless of whether any outstanding Award remains unexercised or subject to the expiration of restrictions or the satisfaction of Performance Objectives.

     4. STOCK OPTIONS. The Committee may from time to time authorize grants to Participants of options to purchase Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of shares of Common Stock to which it pertains.

          (b) Each grant shall specify an Option Price, which may be either fixed or based on an index, but which, in any case, shall be not less than the Fair Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) unrestricted Common Stock already owned by the Optionee, (iii) any other legal consideration that the Committee may deem appropriate on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing or (v) the delivering of an exercise notice together with a copy of irrevocable instructions to a broker to promptly deliver to the company the amount of sale or loan proceeds from the Common Stock underlying the stock option.

          (d) Each grant shall specify the period or periods of continuous employment of the Optionee by the Company that are necessary before the Stock Options or installments thereof become exercisable.

          (e) Stock Options granted pursuant to this Section 4 may be Nonqualified Options or Tax-qualified Options or combinations thereof.

          (f) Any grant of Stock Options may specify Performance Objectives that, if achieved, will result in exercisability or early exercisability of such Stock Option.

          (g) No Stock Option granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

     5. STOCK APPRECIATION RIGHTS ("SARs"). The Committee may also authorize grants to Participants of SARs. A SAR shall be a right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of a SAR. Any grant of SARs shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Any grant may specify that the amount payable upon the exercise of a SAR may be paid by the Company in cash, Common Stock or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Common Stock or other equity securities in lieu of cash.

          (b) Any grant may specify that the amount payable upon the exercise of a SAR shall not exceed a maximum specified by the Committee on the Date of Grant.

          (c) Any grant may specify (i) a waiting period or periods before SARs shall become exercisable and (ii) permissible dates or periods on or during which SARs shall be exercisable.

          (d) Any grant of SARs may specify Performance Objectives that, if achieved, will result in exercisability or early exercisability of such SARs.

          (e) Any SAR may be granted in tandem with a Stock Option. Each tandem grant shall provide that a SAR may be exercised only (i) if the related Stock Option is exercisable and (ii) by surrender of the related Stock Option for cancellation.

          (f) Regarding freestanding SARs only:

             (i) Each grant shall specify in respect of each freestanding SAR a Base Price, which shall be not less than the Fair Market Value per Share on the Date of Grant.

             (ii) Each grant shall specify the period or periods of continuous employment of the Participant by the Company that are necessary before the freestanding SAR or installments thereof shall become exercisable.

             (iii) No freestanding SAR granted may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED STOCK. The Committee may also authorize grants or sales to Participants of Restricted Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall specify the number of shares of Restricted Stock to which it relates.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of at least three years as determined by the Committee.

          (d) Each grant or sale shall provide that, during the Restricted Period, the transferability of the Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Committee.

          (e) For grants or sales for which forfeitable shares of Common Stock are issued at the time of grant or sale:

             (i) Each such grant or sale shall constitute a transfer of ownership of Restricted Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer provided above in Section 6(c).

             (ii) Unless otherwise directed by the Committee, all certificates representing Restricted Stock, together with a stock power endorsed in blank by the Participant, shall be held in custody by the Company until all restrictions on such Stock lapse.

          (f) For grants for which forfeitable shares of Common Stock are not issued at the time of grant, each grant shall specify the time and manner of payment of Restricted Stock that shall have ceased to be forfeitable, and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

     7. PERFORMANCE STOCK. The Committee may also authorize grants of Performance Stock, which shall become either nonforfeitable or payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of shares of Performance Stock to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b) The Performance Period with respect to each grant of Performance Stock shall be determined by the Committee.

          (c) Each grant shall specify the Performance Objectives that are to be achieved and a minimum acceptable level of achievement below which no payment will be made or grant of Performance Stock shall be nonforfeitable and shall set forth a formula for determining the amount of any payment to be made or amount of Performance Stock to be nonforfeitable if performance is at or above the minimum acceptable level but falls short of full achievement of the Performance Objectives.

          (d) For grants for which forfeitable shares of Common Stock are not issued at the time of grant, each grant shall specify the time and manner of payment of Performance Stock that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e) Any grant of Performance Stock may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant.

     8. TRANSFERABILITY.

     (a) Any Award may provide that all or any part of the Common Stock that is to be issued or transferred by Occidental upon the exercise of Stock Options or SARs or in payment of Performance Stock or that, in the case of

Restricted Stock or Performance Stock, is no longer subject to substantial risk of forfeiture and restrictions on transfer shall be subject to further restrictions upon transfer.

     (b) No Stock Option or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, at its sole discretion, may provide for the transferability of particular Awards under the Plan.

     9. ADJUSTMENTS.

     (a) The Committee may make or provide for such adjustments in the number of shares of Common Stock covered by outstanding Stock Options, SARs and Performance Stock granted under this Plan, the Option Prices or Base Prices applicable to any such Stock Options and SARs and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be appropriate under the circumstances and may require the surrender of all Awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any Award that the holder of the Award may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent Award. The Committee may also make or provide for such adjustments in the maximum number of shares of Common Stock specified in Sections 2(a), 2(b), 2(c) and 2(d) as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 9. Notwithstanding anything in the foregoing to the contrary, with respect to any outstanding Stock Option that was intended to qualify as a Tax-qualified Option, the Committee shall not, without the consent of the affected Participant, make any adjustment that would prevent such Stock Option from so qualifying.

     (b) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Committee may elect to assume under this Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Committee, such awards shall not be taken into account for purposes of the limitations contained in Section 2 of this Plan.

     10. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     11. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Stock, and any agreement pertaining to an Award may make such relinquishment the mandatory form of satisfying such taxes. The Committee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     12. TERMINATION OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment for any reason, leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds a Stock Option or SAR that is not immediately and fully exercisable, any Restricted Stock as to which the substantial risks of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Stock that has not been fully earned or is subject to forfeiture or any Common Stock that is subject to any transfer restriction pursuant to Section 8(a) of this Plan, the Committee may take any action that it deems to be appropriate under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award.

     13. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Occidental may certify any such document as having been approved and adopted in the same manner as this Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of Occidental.

     14. ADMINISTRATION OF THE PLAN.

     (a) This Plan shall be administered by the Compensation Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

     (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Stock Option, SARs, Restricted Stock or Performance Stock, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     15. AMENDMENTS AND OTHER MATTERS.

     (a) The Committee may amend, alter or discontinue this Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any outstanding Award without such Participant's consent, or that without the approval of the stockholders of Occidental (as described below) would (i) except as provided in Section 9, increase the total number of shares of Common Stock reserved for the purpose of the Plan; (ii) extend the maximum period provided in Section 4(g) for exercising Stock Options; or (iii) extend the maximum period provided in Section 5(f)(iii) for SARs. Notwithstanding the foregoing, stockholder approval under this Section 15 shall be required only at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 with respect to any material amendment to any employee benefit plan of the Company.

     (b) The Committee shall not, without the approval of the stockholders of Occidental, authorize the amendment of any outstanding Stock Option to reduce the Option Price or authorize the amendment of any outstanding SAR to reduce the Base Price. Furthermore, no Stock Options or SARs shall be canceled and replaced with Awards having a lower Option Price or Base Price without the further approval of the stockholders of Occidental.

     (c) The Committee may condition the grant of any Award authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company to the Participant.

     (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate any Participant's employment or other service at any time.

     (e) (i) To the extent that any provision of this Plan would prevent any Stock Option that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Stock Option; provided, however, that any such provision shall remain in effect with respect to other Stock Options, and there shall be no further effect on any provision of this Plan.

         (ii) Any Award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of Occidental shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

     (f) The Committee may require or permit Participants to elect to defer the issuance of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Stock.

     (g) Unless otherwise determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

     (h) Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

     16. TERM. This Plan shall be effective on the first day immediately following the date on which the Plan is first approved by the stockholders of Occidental and shall continue in effect for 10 years from that date.

     17. DEFINITIONS. As used in this Plan,

     "ACT" means the Securities Exchange Act of 1934, as amended.

     "AWARD" means any grant of Stock Options, SARs or Performance Stock or grant or sale of Restricted Stock under this Plan.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a freestanding SAR.

     "BOARD" means the Board of Directors of Occidental.

     "CHANGE OF CONTROL" means the occurrence of any of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the stockholders of Occidental in substantially the same proportions as their ownership of the Common Stock of Occidental), is or becomes after the effective date of the Plan as provided in Section 16 (the "Effective Date") the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Occidental (not including in the securities beneficially owned by such person any securities acquired directly from Occidental or its affiliates) representing 50 percent or more of the combined voting power of Occidental's then-outstanding securities;

          (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this definition) whose election by the Board or nomination for election by Occidental's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

          (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of Occidental outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50 percent of the combined voting power of the voting securities of Occidental or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50 percent of the combined voting power of Occidental's then-outstanding securities; or

          (iv) the stockholders of Occidental approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company's assets;

provided, however, that prior to the occurrence of any of the events described in clauses (i) through (iv) above, the Board may determine that such event shall not constitute a Change of Control for purposes of this Plan.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means the Committee described in Section 14(a) of this Plan.

     "COMMON STOCK" means (i) shares of the Common Stock, $0.20 par value, of Occidental and (ii) any security into which Common Stock may be converted by reason of any transaction or event of the type referred to in Section 9.

     "COMPANY" means Occidental and its Subsidiaries, collectively.

     "DATE OF GRANT" means the date specified by the Committee on which an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "FAIR MARKET VALUE PER SHARE" means the last reported sales price of a share of Common Stock on the New York Stock Exchange -- Composite Transactions on the relevant date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.

     "INCENTIVE STOCK OPTION" means a Stock Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

     "NONQUALIFIED OPTION" means a Stock Option that is not intended to qualify as a Tax-qualified Option.

     "OCCIDENTAL" means Occidental Petroleum Corporation, a Delaware corporation.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Stock Option.

     "OPTION PRICE" means the purchase price payable upon the exercise of a Stock Option.

     "PARTICIPANT" means (i) a salaried employee of the Company who is selected by the Committee to receive benefits under this Plan or (ii) a person who has agreed to commence salaried employment with the Company.

     "PERFORMANCE OBJECTIVES" means performance objectives adopted by the Committee pursuant to this Plan for Participants who have received grants of Performance Stock or, when so determined by the Committee, Stock Options, SARs or Restricted Stock. With respect to any Award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision), the Performance Objectives shall be limited to specified levels of growth in or peer company comparisons based on (i) Total Stockholder Return, (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objective shall not be deemed to have occurred until certified by the Committee. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives to be unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

     "PERFORMANCE PERIOD" means, in respect of Performance Stock, the period of time within which the Performance Objectives are to be achieved, which period shall not be less than three years.

     "PERFORMANCE STOCK" means (i) a grant pursuant to Section 7 of shares of Common Stock, which shares are subject to forfeiture in the event the Performance Objectives are not achieved, or (ii) a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 7 that is payable upon achievement of the Performance Objectives.

     "PLAN" means this Occidental Petroleum Corporation 1995 Incentive Stock
Plan.

     "RESTRICTED PERIOD" means, in respect of Restricted Stock, the period determined by the Committee pursuant to Section 6(c).

     "RESTRICTED STOCK" means (i) a grant pursuant to Section 6 of shares of Common Stock, which shares are subject to a substantial risk of forfeiture and restrictions on transfer, or (ii) a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 6 that is payable upon expiration of the Restricted Period.

     "RULE 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

     "SAR" means a stock appreciation right granted pursuant to Section 5.

     "SPREAD" means, in the case of a freestanding SAR, the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Base Price specified therein or, in the case of a tandem SAR, the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Option Price for the related Stock Option.

     "STOCK OPTION" means a Nonqualified Option or a Tax-qualified Option, or both, as the case may be.

     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity directly or indirectly controlled by the Company or in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

     "TAX-QUALIFIED OPTION" means a Stock Option that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

     "TOTAL STOCKHOLDER RETURN" means the appreciation in the price of a share of Common Stock plus reinvested dividends over a specified period of time.

     18. GOVERNING LAW AND CONSTRUCTION.

     (a) The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

     (b) All references to Sections in this Plan are to the Sections of the Plan. The singular includes the plural and the plural the singular.

This Report is printed on recycled paper.

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 30, 1999, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

--------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

                                     (logo)

IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.


  (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
--------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  - Exit Santa Monica Civic Auditorium.
  - Turn left on Main Street and proceed to Pico Boulevard. Turn right on Pico.
  - Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  - Follow Ocean down the hill and make a
    right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting.
CONTINUOUS SHUTTLE SERVICE WILL BE
PROVIDED from 8:30 a.m. to 2:00 p.m.

The parking fee will be paid by
Occidental Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF PROXY)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle              Dale R. Laurance
Edward P. Djerejian           Irwin W. Maloney
John E. Feick                 Aziz D. Syriani
Ray R. Irani                  Rosemary Tomich

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)

______________________________________________________________
                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the Restated Certificate of       [ ]    [ ]      [ ]
Incorporation with respect to number of directors.
                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The approval of the Occidental Petroleum           [ ]    [ ]      [ ]
Corporation 1995 Incentive Stock Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding spin-off of     [ ]    [ ]      [ ]
Chemical Division.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Discontinue mailing Annual Report to this account.         [ ]

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

PLEASE HELP US ELIMINATE DUPLICATE MAILINGS.

OCCIDENTAL PETROLEUM CORPORATION IS REQUIRED TO SEND AN ANNUAL REPORT TO EVERY STOCKHOLDER. IF YOU HAVE MULTIPLE ACCOUNTS WITH THE SAME ADDRESS, PLEASE HELP US REDUCE COSTS BY DIRECTING US TO DISCONTINUE MAILING FUTURE ANNUAL REPORTS TO ONE OR MORE SUCH ACCOUNTS. MARK THE APPROPRIATE BOX ON THE PROXY CARD FOR EACH SUCH ACCOUNT. THE PROXY CARD FOR AT LEAST ONE ACCOUNT MUST REMAIN UNMARKED TO RECEIVE AN ANNUAL REPORT. DO NOT TERMINATE MAILINGS FOR ACCOUNTS FOR WHICH YOU SERVE AS A TRUSTEE, GUARDIAN OR OTHER FORM OF NOMINEE.

  (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
--------------------------------------------------------------------------------

(logo)  OCCIDENTAL PETROLEUM CORPORATION
        ANNUAL MEETING OF STOCKHOLDERS
        PREREGISTRATION FORM


                                   Santa Monica Civic Auditorium
                                   1855 Main Street, Santa Monica

                                   Meeting Hours
                                   Auditorium opens at 9:30 a.m.
                                   Meeting starts at 10:30 a.m.

        TO SPEED UP REGISTRATION, PLEASE BRING THIS CARD WITH YOU TO THE MEETING ON APRIL 30. DO NOT MAIL.

        Please see the back of this card for parking instructions.

1265-A(SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS


TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 30, 1999, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come bef ore such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, Edward P. Djerejian, John E. Feick, Irvin W. Maloney, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.


--------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

                                     (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.


1265-B(PSA)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle              Dale R. Laurance
Edward P. Djerejian           Irwin W. Maloney
John E. Feick                 Aziz D. Syriani
Ray R. Irani                  Rosemary Tomich

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)

______________________________________________________________
                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the Restated Certificate of       [ ]    [ ]      [ ]
Incorporation with respect to number of directors.
                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The approval of the Occidental Petroleum           [ ]    [ ]      [ ]
Corporation 1995 Incentive Stock Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding spin-off of     [ ]    [ ]      [ ]
Chemical Division.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

                                     (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.


1265-B(PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS


TO THE TRUSTEE OF THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT
PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 30, 1999, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come bef ore such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, Edward P. Djerejian, John E. Feick, Irvin W. Maloney, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.


--------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

                                     (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.


1265-C(SIP)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle              Dale R. Laurance
Edward P. Djerejian           Irwin W. Maloney
John E. Feick                 Aziz D. Syriani
Ray R. Irani                  Rosemary Tomich

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)

______________________________________________________________
                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the Restated Certificate of       [ ]    [ ]      [ ]
Incorporation with respect to number of directors.
                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The approval of the Occidental Petroleum           [ ]    [ ]      [ ]
Corporation 1995 Incentive Stock Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding spin-off of     [ ]    [ ]      [ ]
Chemical Division.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

                                     (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.


1265-C(SIP)

(PROXY CARD - BROKER)
PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 30, 1999, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.


1265-E(BRO)

(REVERSE SIDE OF PROXY CARD - BROKER)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle              Dale R. Laurance
Edward P. Djerejian           Irwin W. Maloney
John E. Feick                 Aziz D. Syriani
Ray R. Irani                  Rosemary Tomich

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)

______________________________________________________________
                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the Restated Certificate of       [ ]    [ ]      [ ]
Incorporation with respect to number of directors.
                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The approval of the Occidental Petroleum           [ ]    [ ]      [ ]
Corporation 1995 Incentive Stock Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding spin-off of     [ ]    [ ]      [ ]
Chemical Division.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS


TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 30, 1999, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA INC.
in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come bef ore such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, Edward P. Djerejian, John E. Feick, Irvin W. Maloney, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.


1265-F(TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle              Dale R. Laurance
Edward P. Djerejian           Irwin W. Maloney
John E. Feick                 Aziz D. Syriani
Ray R. Irani                  Rosemary Tomich

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)

______________________________________________________________
                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the Restated Certificate of       [ ]    [ ]      [ ]
Incorporation with respect to number of directors.
                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The approval of the Occidental Petroleum           [ ]    [ ]      [ ]
Corporation 1995 Incentive Stock Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding spin-off of     [ ]    [ ]      [ ]
Chemical Division.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________